Exhibit 10.8

Amended and Restated Exclusive Option Agreement

This Amended and Restated Exclusive Option Agreement (“Agreement”) is executed on 20 July 2018, in Beijing, the People’s Republic of China (“PRC”), by and among the following Parties:

Party A:	Niu Technologies, a company established and existing under the laws of the Cayman Islands.

Party B:

Yi’nan Li, a PRC citizen, with Identification Card No: ******; Token Yilin Hu, a PRC citizen, with Identification Card No: ******; Yuqin Zhang, a PRC citizen, with Identification Card No: ******; Mingming Huang, a PRC citizen, with Identification Card No: ******; Shichun Wu, a PRC citizen, with Identification Card No: ******; and Changlong Sheng, a PRC citizen, with Identification Card No: ******.

Party C:

Beijing Niudian Technology Co., Ltd., a limited liability company established and existing under the laws of the PRC, with its registered address at Room 311C, Building 18, 18 Middle Jiuxianqiao Road, Chaoyang District, Beijing.

Party D:

Beijing Niudian Information Technology Co., Ltd., a limited liability company established and existing under the laws of the PRC, with its registered address at Room 604, 6/F, Building 8, 1 East Jiuxianqiao Road, Chaoyang District, Beijing.

In this Agreement, Party A, Party B, Party C and Party D are individually referred to as a “Party”, and collectively referred to as the “Parties”.

Whereas:

1.                    Party A indirectly holds 100% of the equity in Party D;

2.                    Party B collectively holds 100% of the equity of Party C;

3.                    Party B intends to grant Party A an irrevocable and exclusive option to purchase all of the equity in Party C;

4.                    On 27 May 2015, Party C and Party D signed an Exclusive Business Cooperation Agreement; Party B, Party C and Party D signed an Equity Pledge Agreement; Party B signed a Power of Attorney granting authorization to Party D; and Party B, Party C and Party D signed an Exclusive Call Option Agreement;

5.                    On 11 June 2018, Party C and Party D signed an Amended and Restated Exclusive Business Cooperation Agreement; Party B, Party C and Party D signed an Amended and Restated Equity Pledge Agreement, Party B signed a Power of Attorney granting authorization to Party A (collectively with the Exclusive Business Cooperation Agreement, the Equity Pledge Agreement, the Power of Attorney, and the Exclusive Call Option Agreement dated 27 May 2015, the “Original Agreements”);

6.                    On 20 July 2018, Party C and Party D signed an Amended and Restated Exclusive Business Cooperation Agreement (“Exclusive Business Cooperation Agreement”);

Party B, Party C and Party D signed an Amended and Restated Equity Pledge Agreement (“Equity Pledge Agreement”), and Party B signed a Power of Attorney granting authorization to Party A (“Power of Attorney”).

Now, therefore, upon mutual consultation, the Parties agree as follows:

1.                            Sale and Purchase of Equity

1.1                     Option Granted

Party B hereby irrevocably grants Party A an irrevocable and exclusive option to purchase, or designate Party D or any other third party (each, a “Designee”, who shall be approved by Party A’s board of directors) to purchase in part or in whole the equity in Party C held or to be held by Party B, once or at multiple times, at any time in a manner as determined by Party A at its sole discretion and at the price described in Article 1.3 herein (“Equity Call Option”). Except for Party A and the Designee(s), no person shall be entitled to the Equity Call Option or other rights with respect to the equity of Party B. Party C hereby agrees to Party B’s grant of the Equity Call Option to Party A. The term “person” as used herein shall refer to individuals, corporations, joint ventures, partnerships, enterprises, trusts or non-corporate organizations.

For the avoidance of doubt, Party A may exercise any right hereunder (including the Equity Call Option) at any time after execution and effectiveness of this Agreement. In the event that Party B dies or becomes incapacitated, Party A may, to the greatest extent permitted by PRC law, exercise the rights hereunder (including the Equity Call Option) against Party B or Party B’s legal successors or agents in accordance with the terms of this Agreement.

1.2                     Steps for Exercising Equity Call Option

Party A may exercise the Equity Call Option, subject to the laws and regulations of the PRC. When exercising the Equity Call Option, Party A shall issue a written notice to Party B (“Equity Call Option Notice”), specifying: (a) Party A’s, Party D’s or the Designee’s decision to exercise the Equity Call Option; (b) the portion of equity to be purchased from Party B (“Optioned Interests”) by Party A, Party D or the Designee; and (c) the date on which the Optioned Interests shall be purchased/transferred.

1.3                     Equity Purchase Price and Its Payment

Unless an appraisal is required by PRC laws applicable to the Equity Call Option in connection with Party A’s exercise of the Equity Call Option, the purchase price of the Optioned Interests (“Equity Purchase Price”) shall be RMB 100 or the lowest price permitted by PRC laws. After withholding taxes necessary for payment of the Equity Purchase Price pursuant to PRC laws, Party A, Party D and/or the Designee shall pay the Equity Purchase Price to the account designated by Party B within seven (7) days after the Optioned Interests are duly transferred to Party A, Party D and/or the Designee.

1.4                     Transfer of Optioned Interests

For each exercise of the Equity Call Option by Party A:

1.4.1                       Party B shall cause Party C to promptly convene a shareholders’ meeting, at which a resolution shall be adopted approving Party B’s transfer of the Optioned Interests to Party A, Party D and/or the Designee(s);

1.4.2                       As to Party B’s transfer of the Optioned Interests to Party A, Party D and/or the Designee(s), Party B shall obtain a written statement specifying approval of the transfer and waiver of right of first refusal from other shareholders of Party C;

1.4.3                       Party B shall execute an equity transfer agreement with respect to each transfer with Party A, Party D and/or each Designee (whichever is applicable), in accordance with the provisions of this Agreement and the Equity Call Option Notice; and

1.4.4                       The relevant Parties shall execute all other necessary contracts, agreements or documents (including without limitation, amendments to the articles of association of the company), obtain all necessary government licenses and permits (including without limitation the business license of the company) and take all necessary actions to transfer valid ownership of the Optioned Interests to Party A, Party D and/or the Designee(s), unencumbered by any Security Interests, and cause Party A, Party D and/or the Designee(s) to become the registered owner(s) of the Optioned Interests. For the purpose of this Article and this Agreement, “Security Interests” shall include securities, mortgages, third party rights or interests, stock options, acquisition right, right of first refusal, right of offset, and ownership retention or other security arrangements, but shall be deemed to exclude any Security Interest created by this Agreement, Party B’s Equity Pledge Agreement and Party B’s Power of Attorney. “Party B’s Equity Pledge Agreement” as used in this Article and this Agreement shall refer to the Equity Pledge Agreement executed by and among Party B, Party C and Party D on the date of this Agreement, including any revisions, amendments or restatements thereto; and the “Party B’s Power of Attorney” as used in this Article and this Agreement shall refer to the Power of Attorney granting Party A authorization signed by Party B on the date of this Agreement, including any revisions, amendments or restatements thereto.

2.                            Covenants

2.1                     Covenants regarding Party C

Party B (as a shareholder of Party C) and Party C hereby covenant as follows:

2.1.1                    Without the prior written consent of Party A, they shall not in any manner supplement, change or amend the articles of association or bylaws of Party C, increase or decrease its registered capital, or change its structure of registered capital in other manners;

2.1.2                    They shall maintain Party C’s corporate existence in accordance with good financial and business standards and practices by prudently and effectively operating its business and handling its affairs, and cause Party C to perform its obligations under the Exclusive Business Cooperation Agreement signed on the date of this Agreement;

2.1.3                    Without the prior written consent of Party A, they shall not at any time following the date hereof, sell, transfer, mortgage or otherwise dispose of any legal or beneficial interest in assets, business or revenues of Party C, or allow creation of any encumbrance thereon by way of any Security Interest;

2.1.4                    After mandatory liquidation described in Article 3.6 below, Party B will pay Party A, Party D and/or the Designee(s) the full amount of any residual interest Party B receives in a nonreciprocal transfer or cause the payment to happen. If such transfer is prohibited by PRC laws, Party B will pay the proceeds to Party A or its designated person(s) in a manner permitted under PRC laws;

2.1.5                    Without the prior written consent of Party A, they shall not incur, inherit, guarantee or allow the existence of, any debt, except for (i) debts incurred in the ordinary course of business other than through loans; and (ii) debts disclosed to Party A for which Party A’s written consent has been obtained;

2.1.6                    They shall always operate all of Party C’s businesses during the ordinary course of business to maintain the asset value of Party C and refrain from any action/omission that may affect Party C’s operating status and asset value;

2.1.7                    Without the prior written consent of Party A, they shall not cause Party C to execute any major contract, except the contracts signed in the ordinary course of business (for purpose of this paragraph, a contract with a value exceeding RMB 100,000 shall be deemed a major contract);

2.1.8                    Without the prior written consent of Party A, they shall not cause Party C to provide any person with any loan or credit or guarantee in any form;

2.1.9                    They shall provide Party A with information on Party C’s business operations and financial condition at Party A’s request;

2.1.10             If requested by Party A, they shall procure and maintain insurance for Party C’s assets and business from an insurance carrier acceptable to Party A, at an amount and type of coverage typical for companies that operate similar businesses;

2.1.11             Without the prior written consent of Party A, they shall not cause or permit Party C to merge, consolidate with, acquire or invest in, any person, or cause or permit Party C to sell assets with a value higher than RMB 100,000;

2.1.12             They shall immediately notify Party A of any existing or potential litigation, arbitration or administrative proceedings relating to Party C’s assets, business or revenue;

2.1.13             To maintain Party C’s ownership of all of its assets, they shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints, or raise necessary and appropriate defenses against all claims;

2.1.14             Without the prior written consent of Party A, they shall ensure that Party C shall not in any manner distribute dividends to its shareholders, provided that upon Party A’s written request, Party C shall immediately distribute all distributable profits to its shareholders;

2.1.15             At the request of Party A, they shall appoint any persons designated by Party A as directors of Party C and/or dismiss any existing director(s) of Party C; and

2.1.16             Unless mandatorily required by PRC laws, Party C shall not be dissolved or liquidated without Party A’s written consent.

2.2                     Covenants of Party B

Party B hereby covenants as follows:

2.2.1                    Without the prior written consent of Party A, Party B shall not sell, transfer, mortgage or otherwise dispose of any legal or beneficial interest in the equity in Party C held by Party B, or allow creation of any encumbrance thereon by way of any Security Interest, except for the pledge placed on these equity in accordance with Party B’s Equity Pledge Agreement;

2.2.2                    Party B shall not put forward, or vote in favor of, any shareholders’ resolution to, or otherwise request Party C to, issue any dividends or other distributions with respect to Party B’s equity in Party C. In the event that Party B receives any proceeds, profit distribution or dividend from Party C, Party B shall, as permitted under PRC laws, immediately pay or transfer such proceeds, profit distribution or dividend to Party A, Party D and/or the Designee(s) as service fees under the Exclusive Business Cooperation Agreement for the benefit of Party C;

2.2.3                    Party B shall cause the body of shareholders and/or the board of directors of Party C not to approve the sale, transfer, mortgage or otherwise disposal of any legal or beneficial interest in the equity in Party C held by Party B, or allow creation of any encumbrance thereon by way of any Security Interest, without the prior written consent of Party A or Party D, except for the pledge placed on these equity in accordance with Party B’s Equity Pledge Agreement;

2.2.4                    Party B shall cause the meeting of shareholders or the board of directors of Party C not to approve the merger or consolidation with any person, or the acquisition of or investment in any person, without the prior written consent of Party A;

2.2.5                    Party B shall immediately notify Party A of any existing or potential litigation, arbitration or administrative proceedings relating to the equity in Party C held by Party B;

2.2.6                    Party B shall cause the meeting of shareholders or the board of directors of Party C to vote their approval of the transfer of the Optioned Interests as set forth in this Agreement and to take any and all other actions that may be requested by Party A;

2.2.7                    To maintain Party B’s ownership in Party C, Party B shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints, or raise necessary and appropriate defenses against all claims;

2.2.8                    Party B shall appoint any person designated by Party A as director of Party C, at the request of Party A;

2.2.9                    At the request of Party A at any time, Party B shall promptly and unconditionally transfer their equity in Party C to Party A, Party D or the Designee(s) in accordance with the Equity Call Option under this Agreement, and Party B hereby waives their right of first refusal to the transfer of equity by another existing shareholder of Party C (if any); and

2.2.10             Party B shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by and among Party A, Party B, Party C and Party D, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the validity and enforceability thereof. To the extent that Party B has any remaining rights with respect to the equity hereunder or under the Equity Pledge Agreement made by and among the same parties hereto or under the Power of Attorney granted in favor of Party A, Party B shall not exercise such rights unless instructed by Party A in writing.

3.                            Representations and Warranties

Party B and Party C hereby represent and warrant to Party A, jointly and severally, as of the date of this Agreement and each date of transfer of the Optioned Interests, that:

3.1                     They have the authority to execute and deliver this Agreement and any equity transfer contracts to which they are a party concerning the Optioned Interests to be transferred thereunder (each, a “Transfer Contract”), and to perform their obligations under this Agreement and any Transfer Contracts. Party B and Party C agree to execute Transfer Contracts consistent with the terms of this Agreement when Party A exercises the Equity Call Option. This Agreement and the Transfer Contracts to which they are a party constitute or will constitute their legal, valid and binding obligations and shall be enforceable against them in accordance with the provisions thereof;

3.2                     The execution and delivery of this Agreement or any Transfer Contracts and the obligations under this Agreement or any Transfer Contracts shall not: (i) cause any violation of any applicable PRC laws; (ii) be inconsistent with the articles of association, bylaws or other organizational documents of Party C; (iii) cause the violation of any contracts or instruments to which they are a party or which are binding on them, or constitute any breach under any contracts or instruments to which they are a party or which are binding on them; (iv) cause any violation of any condition for the grant and/or continued effectiveness of any licenses or permits issued to either of them; or (v) cause the suspension or revocation of or imposition of additional conditions to any licenses or permits issued to either of them;

3.3                     Party B has a good and merchantable title to the equity in Party C that Party B holds. Except for Party B’s Equity Pledge Agreement, Party B has not created any Security Interest on such equity;

3.4                     Party C has a good and merchantable title to all of its assets and has not created any Security Interest on the aforementioned assets;

3.5                     Party C does not have any outstanding debts, except for (i) debts incurred in the ordinary course of business; and (ii) debts disclosed to Party A for which Party A’s written consent has been obtained;

3.6                     If PRC laws require Party C to be dissolved or liquidated, Party C shall sell all of its assets to the extent permitted by PRC laws to Party A, Party D or another qualifying entity designated by Party A, at the lowest selling price permitted by applicable PRC laws. Any obligation for Party A, or the qualifying entity designated by Party A, to pay as a result of such transaction shall be waived by Party C; or any proceeds from such transaction shall be paid to Party A, Party D or the qualifying entity designated by Party A in partial satisfaction of the service fees under the Exclusive Business Corporation Agreement, as applicable under then-effective PRC laws;

3.7                     Party C has complied with all laws and regulations of the PRC applicable to asset acquisitions; and

3.8                     There are no pending or threatened litigation, arbitration or administrative proceedings relating to the equity in Party C, assets of Party C or Party C.

4.                            Effective Date

This Agreement shall become effective upon the date hereof and shall terminate upon transfer of all of Party B’s equity in Party C to Party A and/or any other person designated by Party A in accordance with this Agreement and applicable laws.

5.                            Governing Law and Dispute Resolution

5.1                     Governing law

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the formally published and publicly available PRC laws.

5.2                     Methods of Dispute Resolution

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after any Party’s request to the other Parties for resolution of the dispute through negotiations, any Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission (“CIETAC”) for arbitration, in accordance with its then-effective arbitration rules. The arbitration proceedings shall be conducted in Beijing, and the language used in arbitration shall be Chinese. The arbitral award shall be final and binding on all Parties.

6.                            Taxes and Fees

Each Party shall pay any and all transfer and registration tax, expenses, fees and levies incurred in connection with preparation and execution of this Agreement and the Transfer Contracts, as well as the consummation of the transactions contemplated hereunder and thereunder in accordance with PRC laws.

7.                            Notices

7.1                     All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission, to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

7.1.1                     Notices delivered personally, or sent by courier service or registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

7.1.2                     Notices sent by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

7.2                     For the purpose of notices, the addresses of the Parties are as follows:

Party A:	Niu Technologies
Address:	11/F, Tower A, Fangheng Times, 10 Wangjing Street, Chaoyang District, Beijing
Attn:	Xueting Xu
Phone:	******

Party B:
Address:	11/F, Tower A, Fangheng Times, 10 Wangjing Street, Chaoyang District, Beijing
Attn:	Xueting Xu
Phone:	******

Party C:	Beijing Niudian Technology Co., Ltd.
Address:	11/F, Tower A, Fangheng Times, 10 Wangjing Street, Chaoyang District, Beijing
Attn:	Xueting Xu
Phone:	******

Party D:	Beijing Niudian Information Technology Co., Ltd.
Address:	11/F, Tower A, Fangheng Times, 10 Wangjing Street, Chaoyang District, Beijing
Attn:	Xueting Xu
Phone:	******

7.3                     Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

8.                            Confidentiality

The Parties acknowledge that any oral or written information exchanged among them with respect to this Agreement is confidential information. Each Party shall maintain the confidentiality of all such information, and without obtaining the written consent of other Parties, it shall not disclose to any third parties any relevant information, except for: (a) information that is or will be in the public domain (provided that this is not the result of a public disclosure by the receiving Party); (b) information disclosed as required by applicable laws or rules or regulations of any stock exchange; or (c) information required to be disclosed by any Party to its legal counsel or financial advisor regarding the transaction contemplated hereunder, provided that such legal counsel or financial advisor is also bound by confidentiality duties similar to the duties in this Article. Disclosure of any confidential information by any employee or entity engaged by any Party shall be deemed disclosure of such confidential information by such Party, and such Party shall be held liable for breach of this Agreement. This Article shall survive the termination of this Agreement for any reason.

9.                            Further Warranties

The Parties agree to promptly execute documents that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement and take further actions that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement.

10.                     Liability for Breach

10.1              If Party B or Party C materially violates any provision under this Agreement, Party A may terminate this Agreement and/or request damages from Party B or Party C; this Article 10 will not be prejudicial to any other rights of Party A under this Agreement.

10.2              Unless otherwise provided by laws, neither Party B nor Party C may end or terminate this Agreement under any circumstances.

11.                     Miscellaneous

11.1              Amendment, Change and Supplement

Any amendment, change and supplement to this Agreement shall be subject to execution of a written agreement by all of the Parties.

11.2              Entire Agreement

Except for the amendments, supplements or changes made in writing after the execution of this Agreement, this Agreement shall constitute the entire agreements reached by and among the Parties hereto with respect to the subject matter hereof, and shall supersede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement. Upon being signed by the Parties, this Agreement will supersede the Original Agreements, which will automatically terminate upon such signature.

11.3              Headings

The headings of this Agreement are for convenience only, and shall not be used to interpret, construct or otherwise affect the meanings of the provisions of this Agreement.

11.4              Language and Counterparts

This Agreement is made in Chinese in four copies, with each Party holding one copy. The four copies have equal legal effect.

11.5              Severability

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

11.6              Successors

This Agreement shall be binding on and shall inure to the interest of the respective successors/inheritors of the Parties and the permitted assigns of such Parties.

11.7              Survival

17.1                        Any obligations that occur or that are due as a result of this Agreement prior to the expiration or early termination of this Agreement shall survive the expiration or early termination thereof.

17.2                        The provisions of Articles 5, 7, 8 and Article 11.7 shall survive the termination of this Agreement.

11.8              Waivers

Any Party may waive the terms and conditions of this Agreement, provided that such a waiver must be provided in writing and signed by the Parties. No waiver by any Party in certain circumstances with respect to a breach by other Parties shall operate as a waiver by such a Party with respect to any similar breach in other circumstances.

[The space below is intentionally left blank.]

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Call Option Agreement as of the date first above written.

Party A: Niu Technologies

By:	/s/Token Yilin Hu
Name:	Token Yilin Hu
Title:	Director

SIGNATURE PAGE TO EXCLUSIVE OPTION AGREEMENT

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Call Option Agreement as of the date first above written.

Party B:

By:	/s/Yi’nan Li
Name:	Yi’nan Li

By:	/s/Token Yilin Hu
Name:	Token Yilin Hu

By:	/s/Yuqin Zhang
Name:	Yuqin Zhang

By:	/s/Mingming Huang
Name:	Mingming Huang

By:	/s/Shichun Wu
Name:	Shichun Wu

By:	/s/Changlong Sheng
Name:	Changlong Sheng

SIGNATURE PAGE TO EXCLUSIVE OPTION AGREEMENT

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Call Option Agreement as of the date first above written.

Party C:            Beijing Niudian Technology Co., Ltd. (Company Seal)

By:	/s/Token Yilin Hu
Name:	Token Yilin Hu
Title:	Authorized Representative

SIGNATURE PAGE TO EXCLUSIVE OPTION AGREEMENT

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Call Option Agreement as of the date first above written.

Party D:            Beijing Niudian Information Technology Co., Ltd. (Company Seal)

By:	/s/Token Yilin Hu
Name:	Token Yilin Hu
Title:	Authorized Representative

SIGNATURE PAGE TO EXCLUSIVE OPTION AGREEMENT